AMENDED AND RESTATED REVOLVING NOTE

$6,500,000
                                                             September  12, 1996
                                                          Minneapolis, Minnesota

         FOR VALUE RECEIVED, AUDIO KING CORPORATION, formerly known as Image Retailing Group, Inc., AUDIO KING, INC., SPECIALTY HOME ELECTRONICS REPAIR, INC., FAST TRAK, INC. and AUDIO KING IOWA, INC. hereby promise to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Bank") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) on the Termination Date the principal amount of SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Bank under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

         This note is the Revolving Note referred to in the Second Amended and Restated Credit Agreement dated as of September 12, 1996 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Bank. This note is secured, it is subject to certain permissive prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

         This note amends and restates in its entirety an existing revolving note dated April 14, 1995 in the original principal amount of $11,000,000 issued by Audio King Corporation, Audio King, Inc. and Specialty Home Electronics Repair, Inc. to the order of the Bank (the "Prior Revolving Note"). It is expressly intended, understood and agreed that all amounts outstanding under said Prior Revolving Note as of the date hereof shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned's obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this note; provided that $3,000,000 of the principal outstanding under the Prior Revolving Note shall as of the date hereof be converted to the Term Loan evidenced by that certain Term Note dated of even date herewith made by the undersigned in the original principal amount of $3,000,000.

                                       AUDIO KING CORPORATION

                                       By /s/ H. G. Thorne
                                            Its President

                                       AUDIO KING, INC.

                                       By /s/ H. G. Thorne
                                            Its President

                                       SPECIALTY HOME ELECTRONICS
                                       REPAIR, INC.

                                       By /s/ H. G. Thorne
                                            Its President

                                       FAST TRAK, INC.

                                       By /s/ H. G. Thorne
                                            Its President

                                       AUDIO KING IOWA, INC.

                                       By /s/ H. G. Thorne
                                            Its President